SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2007

CHITTENDEN CORPORATION

(Exact name of Registrant as specified in charter)

Vermont	001-13769	03-0228404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Burlington Square, Burlington, Vermont	05401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 660-1410

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On October 18, 2007, Chittenden Corporation issued a press release entitled “Chittenden Corporation Reports 11% Higher Earnings and Announces Quarterly Dividend” and Quarterly Balance Sheets, Statements of Income, and Selected Quarterly Financial Data copies of which are furnished with this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

ITEM 9.01	Financial Statements and Exhibits

   (d) Exhibits: The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Press Release dated October 18, 2007, entitled “Chittenden Corporation Reports 11% Higher Earnings and Announces Quarterly Dividend”

99.2	Quarterly Balance Sheets, Statements of Income, and Selected Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:	/s/ F. SHELDON PRENTICE
Senior Vice President, General Counsel and Secretary

DATE: October 18, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 18, 2007, entitled “Chittenden Corporation Reports 11% Higher Earnings and Announces Quarterly Dividend”

99.2	Quarterly Balance Sheets, Statements of Income, and Selected Financial Data